UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8 K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 18, 2012 (May 23, 2012)

Santa Fe Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-17302	99-0362658

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4011 West Plano Parkway Suite 126 Plano, Texas		75093

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 870-7060

Baby All Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 17, 2012, Baby All Corp. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation, in form attached hereto as Exhibit 3.1 (the “Certificate of Amendment”), in the State of Delaware to change its name to Santa Fe Petroleum, Inc. Effective, May 18, 2012, the State of Delaware approved the Certificate of Amendment and the Company has officially changed its name to Santa Fe Petroleum, Inc.

A copy of the press release issued by the Company announcing the change of its name is furnished as Exhibit 99.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2012, the Board of Directors approved the Certificate of Amendment and recommended that the Certificate of Amendment be submitted to the shareholders of the Company for approval. On May 17, 2012, a majority of the shareholders of the Company approved the Certificate of Amendment by written resolution.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of the State of Delaware on May 18, 2012

99.1	Press Release, dated May 23, 2012

Cautionary Note Regarding Forward-Looking Statements

We have included or incorporated by reference in this current report statements that may constitute “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this current report, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements.

The words “believe,” “may,” “might,” “will,” “should,” “estimate,” “predict,” “continue,” “anticipate,” “intend,” “expect, “plan,” “project,” “potential” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. In light of these risks, uncertainties and assumptions, the forward-looking events and trends discussed in this current report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should read this current report completely and with the understanding that our actual future results may be materially different from what we expect. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this current report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this current report. All subsequent written and oral forward-looking statements attributable to us or any person on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

We are a smaller reporting company as defined in Regulation S-K.

EXHIBITS

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of the State of Delaware on May 18, 2012

99.1	Press Release, dated May 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santa Fe Petroleum, Inc.

Date: May 23, 2012	By:	/s/ Bruce A. Hall
Bruce A. Hall Chief Executive Officer